               LINCOLN NATIONAL CONVERTIBLE SECURITIES FUND, INC.

                            2000 Semi-Annual Report

                      LINCOLN INVESTMENT MANAGEMENT, INC.

TABLE OF CONTENTS
                                                               Page
-------------------------------------------------------------------
Manager Profile
Investment Policies & Objectives
President's Letter                                              1
Portfolio Performance                                           2
Annual Performance of the Fund vs. Indices                      2
Total Fund Investments                                          2
Common Stock Market Prices &
   Net Asset Value History                                      3
Dividend History                                                3
Shareholder Meeting Results                                     4
FINANCIAL STATEMENTS:
   Statement of Net Assets                                      5
   Statements of Operations                                    10
   Statements of Changes in Net Assets                         11
   Financial Highlights                                        12
   Notes to Financial Statements                               13
Directors & Officers of the Fund                               15
Corporate Information                                          16

MANAGER PROFILE

   Throughout it's history, your Fund has been managed by investment affiliates of Lincoln National Corporation (LNC). The Fund's investment advisor is Lincoln Investment Management, Inc. (LIM), an indirect, wholly owned subsidiary of LNC. In February of 1988, shareholders approved a sub-advisory contract between LIM and Lynch & Mayer, Inc. Under the contract, Lynch & Mayer performed the day-to-day investment advisory services for the Fund, subject to the direction and supervision of LIM.
   On March 1, 2000, Lynch & Mayer was integrated into Delaware Investments, and Delaware Management Company (DMC), an affiliate of Lynch & Mayer and an indirect, wholly owned subsidiary of LNC, became the sub-advisor to the Fund. DMC is a diversified asset management organization which, together with LIM and its other investment advisory affiliates, managed approximately $80 billion in assets as of June 30, 2000, including mutual funds, closed-end funds and institutional accounts.
   In 1993, Robert Schwartz became the portfolio manager for the Fund at Lynch & Mayer. Mr. Schwartz previously managed convertible security portfolios for Salomon Brothers Asset Management and First Boston Asset Management. Mr. Schwartz also spent four years as a Senior Research Associate at Morgan Stanley, specializing in quantitative analysis. Mr. Schwartz received an MBA from New York University in 1987, and was awarded the Chartered Financial Analyst (CFA) designation in 1991. Mr. Schwartz joined Delaware Investments following the integration of Lynch & Mayer and continues to act as the Fund's portfolio manager with day-to-day investment responsibility for the Fund.

INVESTMENT POLICIES & OBJECTIVES

   The Fund's primary investment objective is to provide a high level of total return through a combination of capital appreciation and current income. Nearly all of the Fund's net investment income will be distributed through regular dividends to shareholders. Net short-term capital gains, if any, will be distributed annually in cash, provided the Fund does not have a capital loss carry forward. Net realized long-term gains will be retained to increase the size of the Fund's asset base.
   The investment portfolio will contain primarily convertible securities, including some private placement convertible securities. The Fund also may invest in publicly traded fixed-income securities and preferred and common stocks.
   The Fund may borrow to purchase securities in an amount not exceeding 33-1/3 percent of net assets, but, as of June 30, 2000, has chosen not to do so. The Fund may also invest in non-dollar denominated securities, however, as of June 30, 2000, has chosen not to do so.

SHARE BUY-BACK

   The Fund's Board of Directors has authorized the Fund to repurchase up to 5% of its outstanding shares. Notice is hereby given in accordance with Section 23(c) of the Investment Company Act of 1940, as amended, that the Fund may purchase at market prices from time to time shares of its common stock on the open market.

PRESIDENT'S LETTER

Dear Shareholder:

   The first half of the year has been an interesting period in the financial markets. Although we are in a period of global economic stability, the U.S. equity and fixed-income markets have been quite volatile. The year began with a continuation of momentum investing that has been prevalent over the past few years. In this environment, the fastest growing companies are rewarded with extraordinary valuations. During the first quarter, the technology, internet and biotechnology sectors were the primary beneficiaries of this trend. By March, however, the Federal Reserve's continued interest rate hikes had increased investors' concerns about equity valuations. The ensuing correction that began in mid-March removed much of the speculative fever from the market, and some equities and convertibles had declines of 50% or more. However, the correction was short lived, and by the end of the second quarter momentum buying had returned with many of the fastest growing companies doubling from their lows.
   The Federal Reserve's inflation fighting posture and 75 basis point increase in short term rates did not directly hurt the convertible market. Although the tightening caused an inverted yield curve as short term rates rose, longer term interest rates declined. This was positive for bonds in general and helped convertibles outperform their underlying equities. On the negative side, the increase in corporate credit spreads was exacerbated by the March/April correction and constrained convertible performance. This increase in credit spreads caused lower grade fixed-income instruments to significantly under-perform treasuries.
   The Fund's performance mirrored much of what was taking place in the broader markets. Our focus on fast growing companies made us subject to the market's volatility. Although the second quarter was difficult for the Fund, the first half net asset value (NAV) return of 6.1% compares favorably with the Merrill Lynch Convertible Securities Index return of 1.37% and the Standard & Poor's 500 Index return of -1.00%. In fact, we continue to see benefits from the changes the Fund's management implemented last year, which were first described in the 1999 Semi-Annual Report. The benefit can be seen clearly in the last twelve-month's NAV return of 39%.
   The Fund's market price discount to NAV has declined from over 26% at the beginning of the year to 18% at mid-year. In part due to the reduced discount, the Fund's share price total return for the first six months of the year was 18.3%. As part of a program to help address the discount, late in the first quarter we began to repurchase shares of the Fund on the open market.
   We have an optimistic outlook for the second half of 2000. Pressure from rising short-term interest rates should diminish as economic growth slows to a more sustainable pace. With global economic stability, we expect to see continued strong earnings growth from large areas of the convertible market such as technology, telecommunications, biotechnology, and energy. Selectivity will be important, however, as we don't expect the same type of powerful industry rallies that took place over the past year. Another positive is the recent broadening of issuance, as demonstrated by the surge in energy related securities in the second quarter. Furthermore, the record issuance of convertible securities in the past year is attracting new investors to the market. All of these factors should allow us to find ample investment opportunities and continue to increase shareholder value.
   Finally, we would like to thank our shareholders for their support during the Fund's recent proxy contest. We will continue to focus on long-term total return to shareholders, and will resist short-sighted policies that could impair the Fund's long-term total return potential.

Sincerely,

/s/ H. Thomas McMeekin
----------------------
H. Thomas McMeekin
President
July 26, 2000

PORTFOLIO PERFORMANCE
As of June 30, 2000

The following graph presents the cumulative market and net asset value total return for the Fund compared to the First Boston Convertible Securities Index. The graph below shows the results for each category of what $1,000 invested in 1986 would have grown to by June 30, 2000 assuming reinvestment of dividends. The Fund's shares were initially offered with a sales charge of 7%. Performance since inception does not include this or any brokerage commissions for purchases made since inception. Past performance does not guarantee future results.

                                              Years 1986 to 2000
                                              ------------------
Convertible Securities Fund (NAV)                   $5,824
First Boston Convertible Securities Index           $4,978
Convertible Securities Fund (Market)                $4,964


ANNUAL PERFORMANCE OF LINCOLN NATIONAL CONVERTIBLE SECURITIES FUND, INC. VS. INDICES*

                                                  YTD
                                                THROUGH                                                              AVERAGE 5 YR.
                                                6/30/00      1999         1998        1997        1996     1995   RETURN ANNUALIZED
-----------------------------------------------------------------------------------------------------------------------------------
LN Convertible Securities Fund (at NAV) *        6.10%      38.58%       (5.09%)     13.17%      20.42%    19.59%       15.49%
First Boston Convertible Securities Index *     (4.08%)     42.36%        6.57%      16.90%      13.80%    23.70%       15.68%
Merrill Lynch Convertible Securities Index *     1.37%      39.56%        8.93%      19.57%      15.90%    24.69%       18.12%
Lipper Convertible Securities Closed-End
   Fund Average*                                 8.17%      22.12%        4.41%      16.21%      14.13%    22.69%       13.88%
Standard & Poor's 500 Index*                    (1.00%)     19.53%       26.67%      33.36%      22.94%    37.53%       21.68%
Russell 2000 Index*                              2.47%      19.62%       (3.45%)     22.40%      16.50%    28.33%       12.75%
Lehman Gov't/Corporate Bond Index*               2.68%      (2.15%)       8.29%       9.80%       2.90%    19.24%        5.98%

* Dividends Reinvested

TOTAL FUND BREAKOUT
At Market or Fair Values As of June 30,

                                                                   2000                               1999
                                                           (000)       % OF TOTAL              (000)      % OF TOTAL
--------------------------------------------------------------------------------------------------------------------
Convertible & Public Debt Securities                      $65,451          46%                $60,812          56%
Convertible Preferred Stocks                               59,500          41%                 31,793          29%
Warrants                                                       23           0%                  2,487           2%
Common Stocks                                              11,674           9%                  6,791           6%
Short-Term Investments                                      5,000           3%                  1,900           2%
Other Assets Over Liabilities                               1,731           1%                  4,960           5%
--------------------------------------------------------------------------------------------------------------------
   TOTAL NET ASSETS                                      $143,379         100%               $108,743         100%

COMMON STOCK MARKET PRICES AND NET ASSET VALUE HISTORY (Unaudited)


2000
                                             MARKET PRICES AND VOLUMES                      NET ASSET VALUE
                                   HIGH        LOW         CLOSE       VOLUME       HIGH        LOW          CLOSE
--------------------------------------------------------------------------------------------------------------------
1st Quarter                      $21.000     $15.625      $20.313    1,223,400     $26.89      $20.24       $25.10
2nd Quarter                       20.063      15.000       18.688      431,300      24.21       20.75        22.70

1999
                                             MARKET PRICES AND VOLUMES                      NET ASSET VALUE
                                   HIGH        LOW         CLOSE       VOLUME       HIGH        LOW          CLOSE
--------------------------------------------------------------------------------------------------------------------
1st Quarter                      $15.438     $12.813      $12.813      739,200     $16.96      $15.52       $15.63
2nd Quarter                       14.250      13.875       14.000      870,500      17.07       15.65        17.07
3rd Quarter                       13.688      13.625       13.875      546,500      17.99       16.73        16.73
4th Quarter                       16.063      15.750       16.000      999,400      21.59       16.28        21.59

1998
                                             MARKET PRICES AND VOLUMES                      NET ASSET VALUE
                                   HIGH        LOW         CLOSE       VOLUME       HIGH        LOW          CLOSE
--------------------------------------------------------------------------------------------------------------------
1st Quarter                      $18.625     $16.625      $18.500      866,100     $19.75      $17.76       $19.78
2nd Quarter                       19.063      16.750       16.813      536,700      19.88       18.64        19.18
3rd Quarter                       17.375      13.500       14.625      529,300      19.39       15.04        15.04
4th Quarter                       16.125      13.125       14.000      645,300      16.36       13.70        16.36

1997
                                            MARKET PRICES AND VOLUMES                      NET ASSET VALUE
                                   HIGH        LOW         CLOSE       VOLUME       HIGH        LOW          CLOSE
--------------------------------------------------------------------------------------------------------------------
1st Quarter                      $19.750     $17.250      $17.375      598,200     $20.20      $18.76       $18.76
2nd Quarter                       19.000      16.750       18.875      377,400      20.16       18.15        20.16
3rd Quarter                       20.000      18.250       19.500      358,000      22.50       20.16        22.50
4th Quarter                       20.438      17.625       17.813      333,200      23.13       18.24        18.24

Shares are listed on the New York Stock Exchange under the trading symbol LNV.

DIVIDEND HISTORY
The table below shows the common dividend per share history.

                        ANNUAL                      ANNUAL
YEAR                   DIVIDEND        YEAR        DIVIDEND
-----------------------------------------------------------
1989 and Prior          $3.85          1995         $1.69
1990                     1.02          1996          3.53
1991                     1.02          1997          3.11
1992                     2.14          1998          0.99
1993                     2.92          1999          0.86
1994                     1.37          2000          0.20*

* Dividends paid as of June 30, 2000.

SHAREHOLDER MEETING RESULTS
   The Fund held its annual shareholders meeting on May 5, 2000, which was ultimately adjourned to June 16, 2000. Two proposals were presented to shareholders: Proposal I, "Election of Class 1 Directors," and Proposal II, "Ratification of the Selection of Auditor." A total of 3,188,665 Common Stock shares (50.04% of the total outstanding shares) voted or abstained. The following table highlights the results of the vote.

                                                                     Number of       Number of        Number of
                                                                     Shares Voted    Shares Voted     Shares
                                                                     FOR             AGAINST          WITHHELD/ABSTAINED
------------------------------------------------------------------------------------------------------------------------
PROPOSAL I
ELECTION OF CLASS 1 DIRECTORS                           A. CEPEDA     3,056,319         N/A                132,346
                                                        R. DESHAIES   3,059,101         N/A                129,564
PROPOSAL II
RATIFICATION OF THE SELECTION OF THE
AUDITOR (PRICEWATERHOUSECOOPERS LLP)                                  3,109,040      41,468                 38,157

   In addition, the terms of office of the following directors continued after the meeting: Thomas L. Bindley, Richard M. Burridge, Thomas N. Mathers,
H. Thomas McMeekin and Daniel R. Toll.

   The Board of Directors of the Fund has implemented a staggered Board consisting of three Classes of Directors. The seven directors have been divided into three separate Classes as follows: two directors constituting Class 1 directors were elected at the 2000 Annual Meeting to a three-year term of office and until their successors are elected and qualified; two directors constituting Class 2 directors have a term of office until the 2001 annual meeting of shareholders and until their successors are elected and qualified; and three directors constituting Class 3 directors have a term of office until the 2002 annual meeting of shareholders and until their successors are elected and qualified. The directors in each Class are set forth below.

CLASS OF DIRECTORS          NAMES OF DIRECTORS

CLASS 1:                    ADELA CEPEDA AND ROGER J. DESHAIES

CLASS 2:                    RICHARD M. BURRIDGE AND THOMAS N. MATHERS

CLASS 3:                    THOMAS L. BINDLEY, H. THOMAS MCMEEKIN
                            AND DANIEL R. TOLL

   At each annual meeting of shareholders, directors will be elected to succeed the Class of directors whose terms expire at that meeting, and each newly elected director will serve for a three-year term and until their successors are elected and qualified. Subject to the limitations imposed by the Investment Company Act of 1940, as amended, a vacancy which occurs during a term may be filled by the Board. A replacement selected by the Board will serve the remainder of the vacated term until the annual meeting of shareholders at which that Class of directors is up for election and until his or her successor is elected and qualified.

LINCOLN NATIONAL CONVERTIBLE SECURITIES FUND, INC.
STATEMENT OF NET ASSETS-UNAUDITED
JUNE 30, 2000

                                                         PAR       MARKET OR
CONVERTIBLE BONDS (45.7%)                              AMOUNT      FAIR VALUE
-------------------------------------------------------------------------------
BANKING, FINANCE & INSURANCE (0.7%)
Telewest Finance
   6.00%, 7/7/05                                     $1,000,000   $ 1,000,000
                                                                  -----------

BUILDING & MATERIALS (1.5%)
Emcor Group
   5.75%, 4/1/05                                      2,175,000     2,115,188
                                                                  -----------

CABLE, MEDIA & PUBLISHING (1.8%)
Anixter International
   0.00%, 6/28/20                                     5,000,000     1,296,875
Echostar Communications 144A
   4.88%, 1/1/07                                        500,000       475,000
Getty Images 144A
   5.00%, 3/15/07                                     1,000,000       800,000
                                                                  -----------
                                                                    2,571,875
                                                                  -----------
COMPUTERS & TECHNOLOGY (6.6%)
Activision
   6.75%, 1/1/05                                      1,670,000     1,085,500
Doubleclick
   4.75%, 3/15/06                                       400,000       428,500
Doubleclick 144A
   4.75%, 3/15/06                                       800,000       857,000
HNC Software
   4.75%, 3/1/03                                        750,000     1,076,250
Mail.Com
   7.00%, 2/1/05                                      3,500,000     1,566,250
May & Speh
   5.25%, 4/1/03                                        960,000     1,449,600
Technomatix Technologies
   5.25%, 8/15/04                                       975,000       639,844
Tecnomatix Technologies 144A
   5.25%, 8/15/04                                     3,615,000     2,372,344
                                                                  -----------
                                                                    9,475,288
                                                                  -----------
COMMERCIAL SERVICES (0.5%)
Personnel Group of America
   5.75%, 7/1/04                                      1,080,000       456,300
Personnel Group of America 144A
   5.75%, 7/1/04                                        405,000       171,113
                                                                  -----------
                                                                      627,413
                                                                  -----------
CONSUMER PRODUCTS (0.5%)
Action Performance
   4.75%, 4/1/05                                        700,000       236,250
Action Performance 144A
   4.75%, 4/1/05                                      1,540,000       519,750
                                                                  -----------
                                                                      756,000
                                                                  -----------

The accompanying notes are an integral part of the financial statements.

                                                     PAR            MARKET OR
CONVERTIBLE BONDS (continued)                       AMOUNT          FAIR VALUE
------------------------------------------------------------------------------
ELECTRONICS & ELECTRICAL EQUIPMENT (13.4%)
Advanced Energy
   5.25%, 11/15/06                                $1,000,000       $ 1,343,750
Amkor Technologies
   5.00%, 3/15/07                                  4,000,000         3,605,000
Atmel
   0.00%, 4/21/18                                  1,399,000         1,521,413
Cirrus Logic
   6.00%, 12/15/03                                 3,950,000         3,500,688
LSI Logic
   4.25%, 3/15/04                                    500,000         1,756,875
LSI Logic 144A
   4.25%, 3/15/04                                  1,000,000         3,513,750
Sanmina 144A
   4.25%, 5/1/04                                   1,000,000         2,000,000
SCI Systems
   3.00%, 3/15/07                                  2,000,000         1,972,500
                                                                   -----------
                                                                    19,213,976
                                                                   -----------
HEALTHCARE & PHARMACEUTICALS (11.9%)
Alkermes
   3.75%, 2/15/07                                    500,000           412,500
Alkermes 144A
   3.75%, 2/15/07                                  1,500,000         1,237,500
Alpharma
   3.00%, 6/1/06                                   1,000,000         1,922,500
CV Theraputics 144A
   4.75%, 3/7/07                                   3,000,000         3,626,250
Inhale Theraputics 144A
   5.00%, 2/8/07                                   1,500,000         2,090,625
Invitrogen
   5.50%, 3/1/07                                   2,500,000         2,612,500
Protein Design 144A
   5.50%, 2/15/07                                  1,800,000         2,139,750
Res-Care
   6.00%, 12/1/04                                    510,000           262,650
Res-Care 144A
   6.00%, 12/1/04                                    120,000            61,800
Sabratek+
   6.00%, 4/15/05                                    825,000           247,500
Sabratek 144A+
   6.00%, 4/15/05                                  1,355,000           406,500
Sepacor 144A
   7.00%, 12/15/05                                 1,000,000         2,007,500
                                                                   -----------
                                                                    17,027,575
                                                                   -----------


The accompanying notes are an integral part of the financial statements.

                                                       PAR          MARKET OR
CONVERTIBLE BONDS (continued)                         AMOUNT        FAIR VALUE
-------------------------------------------------------------------------------
TELECOMMUNICATIONS (8.8%)
Antec
   4.50%, 5/15/03                                   $   90,000    $   153,900
Antec 144A
   4.50%, 5/15/03                                    1,175,000      2,009,250
Comverse Technology
   4.50%, 7/1/05                                       745,000      3,210,950
Gilat Satellite Networks 144A
   4.25%, 3/15/05                                    6,500,000      4,485,000
Global Telesystems
   5.75%, 7/1/10                                     2,400,000      1,380,000
Oak Industries
   4.88%, 3/1/08                                       240,000      1,368,000
Oak Industries 144A
   4.88%, 3/1/08                                        10,000         57,000
                                                                  -----------
                                                                   12,664,100
                                                                  -----------
   Total Convertible Bonds (cost $60,770,175)                      65,451,415
                                                                  -----------

                                                       NUMBER OF
COMMON STOCK (8.1%)                                     SHARES
--------------------------------------------------------------------------------
CABLE, MEDIA & PUBLISHING (0.0%)
Pegasus Communications                                     452         22,176
                                                                  -----------

COMPUTERS & TECHNOLOGY (0.4%)
S3                                                      40,000        590,000
                                                                  -----------

ELECTRONICS & ELECTRICAL EQUIPMENT (5.2%)
Credence Systems*                                       85,000      4,690,938
Flextronics International                               40,342      2,770,991
                                                                  -----------
                                                                    7,461,929
                                                                  -----------
RETAIL (1.1%)
Lowe's Companies                                        40,000      1,642,500
                                                                  -----------

TELECOMMUNICATIONS (1.4%)
Efficient Networks                                      25,300      1,861,131
Intermedia Communications                                  874         26,002
Winstar Communications                                   2,059         69,749
                                                                  -----------
                                                                    1,956,882
                                                                  -----------
   Total Common Stock (cost $6,281,322)                            11,673,487
                                                                  -----------

--------------------------------------------------------------------------------

The accompanying notes are an integral part of the financial statements.

                                                    NUMBER OF       MARKET OR
                                                     SHARES         FAIR VALUE
-------------------------------------------------------------------------------
CONVERTIBLE PREFERRED STOCKS (41.5%)
-------------------------------------------------------------------------------
AUTOMOBILES & AUTO PARTS (1.8%)
Tower Auto Capital Trust 6.75%                        70,650      $ 2,251,969
Tower Auto Capital Trust 144A 6.75%                   12,125          386,484
                                                                  -----------
                                                                    2,638,453
                                                                  -----------
BANKING, FINANCE & INSURANCE (3.1%)
Sovereign Capital Trust II 7.50%                      90,000        4,410,000
                                                                  -----------

BUILDING & MATERIALS (2.3%)
DECS Trust V - Crown Castle 7.25%                    100,000        3,268,750
                                                                  -----------

CABLE, MEDIA & PUBLISHING (6.3%)
Adelphia Communications 5.50%                         27,800        3,982,350
Houston Industries Convert to Time Warner 7.00%        9,675        1,203,328
Pegasus Communications 6.50%                          15,000        1,314,375
United Globalcom 7.00%                                15,000          676,875
United Globalcom 144A 7.00%                           30,000        1,811,250
                                                                  -----------
                                                                    8,988,178
                                                                  -----------

COMPUTERS & TECHNOLOGY (5.0%)
L&H Capital Trust 4.75%                               20,505        1,484,049
Psinet 6.75%                                          65,000        3,176,875
Royal Group Technology 6.875%                        109,682        2,543,251
                                                                  -----------
                                                                    7,204,175
                                                                  -----------
CONSUMER PRODUCTS (0.6%)
Budget Group 6.25%                                    33,380          817,810
                                                                  -----------

ENERGY (7.3%)
AES Trust III  6.75%                                  26,000        1,859,000
El Paso Energy Capital Trust 4.75%                    34,600        2,227,375
Kerr-McGee 5.50%                                      40,000        1,990,000
Pogo Trust I 6.50%                                    43,400        2,321,900
Tesoro Petroleum 7.25%                                70,405          765,653
Unocal Capital Trust 6.25%                            29,200        1,368,750
                                                                  -----------
                                                                   10,532,678
                                                                  -----------
HEALTHCARE & PHARMACEUTICALS (3.3%)
Biovail 6.75%                                         80,000        4,330,000
Hybridon 6.50%                                        17,738          505,533
                                                                  -----------
                                                                    4,835,533
                                                                  -----------
PAPER & FOREST PRODUCTS (2.0%)
International Paper 5.25%                             74,250        2,812,219
                                                                  -----------

TELECOMMUNICATIONS (8.2%)
Global Crossing 6.75%                                 10,000        2,226,250
ICG Communications 6.75%                              26,965        1,307,802
ICG Communications 144A 6.75%                         12,965          628,802
Metromedia Fiber Networks 6.25%                       50,000        3,431,250
Omnipoint Communications 7.00%                        16,000        2,728,000
Winstar Communications 7.25% Series F                 15,000        1,477,500
                                                                  -----------
                                                                   11,799,604
                                                                  -----------

The accompanying notes are an integral part of the financial statements.

                                                       NUMBER OF    MARKET OR
CONVERTIBLE PREFERRED STOCKS (continued)                SHARES      FAIR VALUE
-------------------------------------------------------------------------------

TRANSPORTATION (0.8%)
Union Pacific Capital Trust 6.25%                        28,000   $ 1,099,000
                                                                  -----------
UTILITIES (0.8%)
Intermedia 7.00%                                         50,000     1,093,750
                                                                  -----------
   Total Convertible Preferred Stocks (cost $56,613,519)           59,500,150
                                                                  -----------

WARRANTS (0.0%)
-------------------------------------------------------------------------------
Hybridon Warrants                                        92,359        23,090
                                                                  -----------
   Total Warrants (cost $0)                                            23,090
                                                                  -----------

                                                        PAR
SHORT-TERM INVESTMENTS (3.5%)                          AMOUNT
--------------------------------------------------------------------------------
Associates Corp North America
   6.85%, 7/3/00                                     $2,000,000     2,000,000
Gillette
 7.03%, 7/5/00                                        3,000,000     3,000,000
                                                                  -----------
   Total Short-Term Investments (cost $5,000,000)                   5,000,000
                                                                  -----------
   Total Market Value of Securities (98.8%)
     (cost $128,665,016)                                         $141,648,142
Receivables and Other Assets Net of Liabilities (1.2%)              1,730,896
                                                                 ------------

NET ASSETS APPLICABLE TO 6,315,975 SHARES
($0.001 PAR VALUE) OUTSTANDING - 100.0%                          $143,379,038
                                                                 ------------
NET ASSET VALUE PER SHARE OF COMMON STOCK OUTSTANDING                 $ 22.70
                                                                 ============

Common Stock, par value $.001 per share (authorized 20,000,000
shares), issued and outstanding 6,315,975 shares                      $ 6,316
Proceeds in excess of par value of shares issued                  114,463,878
Undistributed net investment income                                 1,923,058
Undistributed realized gain on investments, net of taxes           14,002,660
Net unrealized appreciation of investments                         12,983,126
                                                                 ------------
   TOTAL NET ASSETS                                              $143,379,038
                                                                 ============

* Non-Income producing securities.
+ Non-Income producing security. Security is currently in default.


The accompanying notes are an integral part of the financial statements.

LINCOLN NATIONAL CONVERTIBLE SECURITIES FUND, INC.
STATEMENTS OF OPERATIONS
(UNAUDITED)

                                                      Six Months Ended June 30,
                                                      -------------------------
                                                         2000          1999
--------------------------------------------------------------------------------
INVESTMENT INCOME:
   Interest                                           $ 1,650,844 $ 1,898,199
   Dividends                                            2,329,756   1,452,967
--------------------------------------------------------------------------------
     TOTAL INVESTMENT INCOME                            3,980,600   3,351,166

EXPENSES:
   Management fees                                        659,446     449,464
   Professional fees                                       39,064      20,899
   Directors fees                                          31,453      29,354
   Printing, stationery, and supplies                       9,630      14,901
   Postage and mailing fees                                 7,550      10,745
   New York Stock Exchange fee                              7,000      10,181
   Stock transfer & dividend disbursing fees                3,750      14,588
   Custodian fees                                              --       2,436
   Other                                                    2,272       8,538
--------------------------------------------------------------------------------
                                                          760,165     561,106
--------------------------------------------------------------------------------
Expenses paid indirectly                                   (3,812)         --
--------------------------------------------------------------------------------
   TOTAL OPERATING EXPENSES                               756,353     561,106

NET INVESTMENT INCOME                                   3,224,247   2,790,060

NET REALIZED AND UNREALIZED GAIN (LOSS) on Investments:
Net realized gain (loss) on investment transactions    16,545,485  (6,621,121)
Net change in unrealized appreciation/depreciation
  of investments                                      (11,650,018)  9,749,755
Excise tax on undistributed realized gain                 (63,341)         --
--------------------------------------------------------------------------------
   NET REALIZED & UNREALIZED GAIN ON INVESTMENTS        4,832,126   3,128,634
--------------------------------------------------------------------------------
   NET INCREASE IN NET ASSETS RESULTING FROM
    OPERATIONS                                         $8,056,373  $5,918,694
--------------------------------------------------------------------------------




The accompanying notes are an integral part of the financial statements.

LINCOLN NATIONAL CONVERTIBLE SECURITIES FUND, INC.
STATEMENTS OF CHANGES IN NET ASSETS
(UNAUDITED)

                                                                           Six Months Ended June 30,
                                                                           -------------------------
                                                                              2000            1999
-----------------------------------------------------------------------------------------------------
CHANGES FROM OPERATIONS:
Net investment income                                                      $ 3,224,247    $ 2,790,060
Net realized gain (loss) on investments (net of taxes)                      16,482,144     (6,621,121)
Net change in unrealized appreciation/depreciation of investments          (11,650,018)     9,749,755
-----------------------------------------------------------------------------------------------------
   NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS                      8,056,373      5,918,694

CHANGES FROM CAPITAL SHARE TRANSACTIONS:
Retirement of shares repurchased through Buy-Back program                     (988,572)         --
-----------------------------------------------------------------------------------------------------
   NET DECREASE FROM CAPITAL SHARE TRANSACTIONS                               (988,572)         --

DISTRIBUTIONS TO SHAREHOLDERS:
Distributions to shareholders from net investment income                    (1,268,486)    (1,401,890)
-----------------------------------------------------------------------------------------------------
   TOTAL DISTRIBUTIONS TO SHAREHOLDERS                                      (1,268,486)    (1,401,890)

-----------------------------------------------------------------------------------------------------
   TOTAL INCREASE IN NET ASSETS                                              5,799,315      4,516,804
-----------------------------------------------------------------------------------------------------
NET ASSETS, AT BEGINNING OF PERIOD                                         137,579,723    104,226,551
-----------------------------------------------------------------------------------------------------
   NET ASSETS, AT END OF PERIOD                                           $143,379,038   $108,743,355
-----------------------------------------------------------------------------------------------------


The accompanying notes are an integral part of the financial statements.

LINCOLN NATIONAL CONVERTIBLE SECURITIES FUND, INC.
FINANCIAL HIGHLIGHTS

                                                            SIX MONTHS
                                                          ENDED JUNE 30,                      YEAR ENDED DECEMBER 31,
                                                          --------------------------------------------------------------------------
(SELECTED DATA FOR EACH SHARE                              (UNAUDITED)
OUTSTANDING THROUGHOUT THE YEAR)                               2000        1999         1998        1997         1996        1995
------------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD                          $21.59      $16.36       $18.24      $18.92       $18.71      $17.10
Income from investment operations:
Net investment income                                           0.52        0.84         0.97        0.93         0.92        0.91
Net realized and unrealized gain(loss)(net of taxes)            0.79        5.25        (1.89)       1.15         2.62        2.34
------------------------------------------------------------------------------------------------------------------------------------
   TOTAL FROM INVESTMENT OPERATIONS                             1.31        6.09        (0.92)       2.08         3.54        3.25

Less distributions:
Dividends from net investment income                           (0.20)      (0.86)       (0.96)      (1.00)       (0.98)      (0.96)
Dividends from net realized gains                                 --          --           --       (1.76)       (2.35)      (0.68)
------------------------------------------------------------------------------------------------------------------------------------
   TOTAL DIVIDENDS AND DISTRIBUTIONS                           (0.20)      (0.86)       (0.96)      (2.76)       (3.33)      (1.64)
------------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD                                $22.70      $21.59       $16.36      $18.24       $18.92      $18.71
------------------------------------------------------------------------------------------------------------------------------------

Per Share Market Value, End of Period                         $18.69      $16.00       $14.00      $17.81       $17.50      $16.75
Total Investment Return (based on Market Value)               18.28%      21.57%      (16.43%)     17.54%       24.36%      19.57%

RATIOS AND SUPPLEMENTAL DATA:
Net assets, end of period (000 omitted)                     $143,379    $137,580     $104,227    $116,057     $120,431    $119,087
Ratio of expenses to average net assets                       1.03%*       1.05%        1.15%       1.05%        1.05%       1.09%
Ratio of net investment income to average net assets          4.37%*       4.98%        5.52%       4.64%        4.50%       4.91%
Ratio of net investment income to average net assets
   prior to expenses paid indirectly                          4.36%*       4.97%        5.52%       4.64%        4.50%       4.91%
Portfolio Turnover                                            73.07%     128.32%      151.68%     141.85%      134.85%     127.24%


* Annualized




The accompanying notes are an integral part of the financial statements.

NOTES TO FINANCIAL STATEMENTS
JUNE 30, 2000
(UNAUDITED)


   Lincoln National Convertible Securities Fund, Inc. (the "Fund") is registered under the Investment Company Act of 1940, as amended, as a closed-end, diversified management investment company, incorporated under the laws of Maryland. Fund shares are listed on the New York Stock Exchange under the symbol LNV.

NOTE A--SUMMARY OF ACCOUNTING POLICIES

   The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements.

INVESTMENTS

   Cost represents original cost except in those cases where there is original-issue discount as defined by the Internal Revenue Service, and in those cases the cost figure shown is amortized cost. Original-issue discount is being amortized over the period to the next expected call date.
   Investments in equity securities traded on a national exchange are valued at their last sale price at the close of that exchange; if on a particular day an exchange-listed security does not trade, then the mean between the bid and asked will be used. Equity securities traded in the over-the-counter market are valued at the last sale price at the close of the New York Stock Exchange. If a non-exchange listed security does not trade on a particular day, then the mean between the bid and asked price will be used as long as it continues to reflect the value of the security. Debt securities are valued by using market quotations or a matrix method provided by a pricing service. If prices are not available from the pricing service then quotations will be obtained from broker/dealers and the securities will be valued at the mean between bid and offer. Securities for which quotations are not available are priced at "fair value", as discussed below. Money market instruments having less then 60 days to maturity are valued at amortized cost, which approximates market value.
   Private placement securities are restricted as to resale. Except for certain private placement securities traded in a secondary market system for trading restricted securities, private placement securities have no quoted market values. The amounts shown as fair values for private placement securities with no available quoted market values represent values determined by the Fund's Securities Valuation Committee according to the Fund's pricing procedures, as approved and reviewed by the Board of Directors. Many factors are considered in arriving at fair value, including, where applicable: fundamental analytical data relating to the investment; the nature and duration of restrictions on disposition of the securities; evaluation of the forces which influence the market in which these securities are purchased and sold; the type of security; any available financial statements; cost at date of purchase, plus or minus any applicable amortization of premiums or discounts; the size of the holding; discount from market value of unrestricted securities of the same class at the time of purchase; any special reports prepared by analysts; information as to any transactions or offers with respect to the security; the existence of merger proposals or tender offers affecting the security; the price and extent of trading in similar securities of comparable companies; for foreign securities, the ability to repatriate currency and/or any restrictions implemented by a foreign government; foreign ownership and share prices versus local ownership share prices and/or the volume of securities traded; and price comparisons (discount/premium of the locally traded shares versus depository receipt).
   The Board of Directors of the Fund is composed, in part, of individuals who are interested persons (as defined in the Investment Company Act of 1940) of the investment advisor, Lincoln Investment Management, Inc. (the "Advisor") or affiliated companies. Valuations are determined according to pricing procedures approved and reviewed by a majority of the Directors who are not interested persons.
   Because of the inherent uncertainty of valuation, those estimated values might differ significantly from the values that would have been used had a ready market for the securities existed. As of June 30, 2000, there were no private placement securities held by the Fund.

INCOME TAXES

   It is the intention of the Fund to distribute substantially all net investment income and net short-term realized gains. The Fund therefore qualifies for tax treatment accorded to "regulated investment companies" as defined by the applicable provisions of the Internal Revenue Code. On such basis, under present law, the Fund will not incur any liability for income taxes on the portion of its net investment income and net short-term realized gains distributed to shareholders. As set forth in the prospectus, the Fund does not intend to distribute net realized long-term capital gains. The Fund intends to retain and reinvest such gains and, accordingly, pay applicable income taxes on the excess of such gains over net realized short-term capital losses, if any.

USE OF ESTIMATES

   The preparation of financial statements in conformity with accounting principles generally accepted in the United States requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

OTHER

   Security transactions are accounted for on the trade date. Cost of securities sold is determined on a specific identification method. Dividend income is recorded on the ex-dividend date. Interest income is recorded on the accrual basis except for interest in default, or interest deferred by a change in the terms of the loan agreement, which is recorded when received.
   Distributions to common shareholders are booked on the ex-dividend date.
   The Fund receives earnings credits from the custodian when positive balances are maintained, which are used to offset custody fees. These credits were $3,812 for the six months ended June 30, 2000. The expenses paid under this agreement is included in its respective expense caption on the Statement of Operations with the corresponding expense offset shown as "Expenses paid indirectly."

NOTE B--INVESTMENTS

   Private placement securities are restricted as to resale because these securities have not been registered with the Securities and Exchange Commission
(SEC). The terms under which private placement securities are acquired, however, sometimes provide for limited registration rights if requested by the security owner. These registration rights usually relate to common stock issued or issuable upon conversion of convertible securities or the exercise of warrants.
   The aggregate cost of investments purchased and the aggregate proceeds from investments sold (exclusive of short-term investments) amounted to $104,311,948 and $108,353,941, respectively, as of June 30, 2000.

NOTE C--MANAGEMENT FEES AND OTHER TRANSACTIONS WITH AFFILIATES

   Under an agreement between the Fund and the Advisor, the Advisor manages the Fund's investment portfolio, maintains its accounts and records, and furnishes the services of individuals to perform executive and administrative functions of the Fund. In return for these services, the Advisor receives a management fee of
 .21875% of net assets of the Fund as of the close of business on the last business day of the quarter (.875% on an annual basis). Lynch & Mayer, which is an affiliate of the Advisor, provided sub-advisory services for the Fund until March 1, 2000. As of this date, Lynch & Mayer was integrated into Delaware Investments. Delaware Management Company, an affiliate of the advisor, has taken over the sub-advisory services of the Fund. In addition, Delaware Service Company, Inc., which is an affiliate of the Advisor, provides accounting services for the Fund. Both parties are paid directly by the Advisor.
   Certain officers and directors of the Fund are also officers or directors of the Advisor and receive no compensation from the Fund. The compensation of unaffiliated directors of the Fund is borne by the Fund.

NOTE D--INCOME TAXES

   The cost of investments for federal income tax purposes is the same as for book purposes. At June 30, 2000, the aggregate gross unrealized appreciation on investments was $29,011,540 and the aggregate gross unrealized depreciation was $16,028,414.
   The Fund has a capital loss carry forward available to offset future realized gains in the amount of $1,808,520, which expires on December 31, 2007.

NOTE E--POTENTIAL LITIGATION

   The Fund may become involved in litigation arising out of a proxy contest in connection with its 2000 annual shareholders meeting.

DIRECTORS & OFFICERS OF THE FUND

DIRECTORS           DESCRIPTIONS OF OCCUPATIONS AND RESPONSIBILITIES

Thomas L. Bindley   President, Bindley Capital Corporation; Director, Midas,
                    Inc.; Director, Strategic Equipment and Supply Corporation;
                    Director, Lincoln National Income Fund, Inc.; Director,
                    Junior Achievement of Chicago.

Richard M. Burridge Vice President, Paine Webber; Consultant, Cincinnati
                    Financial Corporation; Director, Lincoln National Income Fund, Inc; Chairman of the Board, Fort Dearborn Income Securities, Inc.

Adela Cepeda        President, A.C. Advisory, Inc.; Commissioner, Chicago Public
                    Building Commission; Director, Lincoln National Income Fund,
                    Inc.; Director and Vice President, Harvard Club of Chicago;
                    Trustee, Ravina Festival Association; Trustee, Window to the
                    World Communications, Inc. (PBS, Channel 11).

Roger J. Deshaies   Senior Vice President, Finance, Brigham and Women's
                    Hospital; Corporate Director, Partners Health System;
                    Director, Lincoln National Income Fund, Inc.

Thomas N. Mathers   Director, Lincoln National Income Fund, Inc.; Vice President
                    and Director, OFC Meadowood Retirement Community.

H. Thomas McMeekin  President and Director, Lincoln National Income Fund, Inc.;
                    Managing Partner, Griffin Investments, LLC.

Daniel R. Toll      Director, Lincoln National Income Fund, Inc.; Director,
                    Wiss, Janney, Elstner Associates, Inc.; Trustee, INEX
                    Insurance Exchange.

Officers

H. Thomas McMeekin      President
David A. Berry          Vice President
Robert D. Schwartz      Vice President
Michael P. Bishof       Treasurer
Michael D. Mabry        Secretary

CORPORATE INFORMATION

DIVIDEND DISBURSING AGENT, TRANSFER AGENT
AND REINVESTMENT PLAN AGENT

Equiserve - First Chicago Division
P.O. Box 2500
Jersey City NJ 07303-2500
1-800-317-4445

INVESTMENT ADVISOR

Lincoln Investment Management, Inc.
200 East Berry Street
Fort Wayne, IN 46802
(219) 455-2210

INVESTMENT SUBADVISOR

Delaware Management Company
One Commerce Square
Philadelphia, PA 19103

ADMINISTRATOR

Delaware Service Company, Inc.
1818 Market Street
Philadelphia, PA 19103

INDEPENDENT ACCOUNTANTS

PricewaterhouseCoopers LLP
Two Commerce Square
Philadelphia, PA 19103

STOCK EXCHANGE

The Fund's stock is traded on the New York Stock Exchange (NYSE) under the symbol of LNV.

AUTOMATIC DIVIDEND REINVESTMENT PLAN

Any registered shareholder of Lincoln National Convertible Securities Fund, Inc. may participate in the Automatic Dividend Reinvestment Plan (the Plan). If you are a beneficial owner whose shares are registered in the name of another (e.g., in a broker's "street name") and desires to participate in the Plan, you must become a registered holder by transferring the shares to your name.
   To participate in the Plan, you must complete and forward an authorization card to Equiserve, the Plan agent. This card authorizes the Plan agent to receive your dividends and other distributions from the Fund in additional shares of common stock. The additional shares will be issued by the Fund, if the net asset value per share is equal to or lower than the market price of the Fund's Common Stock plus brokerage commissions. If the net asset value per share is higher than the market price of the Fund's Common Stock plus brokerage commissions, the additional shares will be purchased in the open market and the cost of the brokerage commissions will be charged to each participant on a pro-rata basis. The Plan also allows the Plan agent to accept optional cash contributions. Each optional cash contribution by a participant must be not less than $100 and not more than $3,000 per dividend period and must be received by the Plan agent not less than five business days and no more than thirty days prior to the dividend payment date.
   Shares will be held by the Plan agent. You will receive a statement each time shares are distributed by the Fund or purchased for you.
   There is no direct charge for Plan participation. The administrative costs of the Plan are borne by the Fund.
   If your dividends and other distributions are reinvested, they will be subject to capital gains and income taxes as if they were paid to you in cash.
   You may terminate your participation in the Plan at any time by giving written notice to the Plan agent.
   For additional information on the Plan, please write Equiserve, P.O. Box 2500 Jersey City, NJ 07303-2500, or call 1-800-317-4445.

                       This Page Intentionally Left Blank

LINCOLN INVESTMENT MANAGEMENT, INC.
200 EAST BERRY STREET
FORT WAYNE, INDIANA 46802

Lincoln Investment Management, Inc. is the investment manager for the Lincoln National Convertible Securities Fund, Inc.

LINCOLN NATIONAL CONVERTIBLE SECURITIES FUND, INC.

2000 Semi-Annual Report

(3605) (J6169)

Form 23296-1 8/00